Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	DWS Personal Pension Variable Annuity

  File No. 811-22544, CIK 0001475234

  Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), DWS Personal Pension Variable Annuity registered under the Act, mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

DWS Variable Series I (CIK: 0001475234).

DWS Variable Series II (CIK: 0001475234).

Transamerica Series Trust, (CIK 0000778207).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Assistant Secretary
Transamerica Life Insurance Company